AZD1402/PRS-060, an inhaled Anticalin IL-4Rα antagonist, potently inhibits IL-4 induced functional effects in human whole blood, which can be employed translationally in clinical studies. Katerina Pardali*, Fanyi Jiang*, Mary Fitzgerald±, Gabriele Matschiner±, David Keeling*. ± Pieris Pharmaceuticals, 255 State St, 9th Floor, Boston, MA 02109, United States of America. *Respiratory, Immunology and Autoimmunity IMED Unit, AstraZeneca, Gothenburg, Sweden Abstract Introduction Results . AZD1402 is an Anticalin® antagonist of IL-4Rα, intended as inhaled Inhibition of pStat6 Drug IC50 [nM] IC [nM] IC [nM] IC [nM] : AZD1402 is an Anticalin® protein in clinical development treatment for moderate to severe asthma through selective receptor 5000 50 50 50 Introduction D upilum ab pSTAT6 Eotaxin-3 TARC MDC 4000 that has the potential to offer an inhaled treatment for asthma patients blockade in T2-driven disease. AZD1402 . AZD1402 is currently in Phase 1 studies; a single ascending dose 3000 AZD1402 1.3 2.1 1.3 2.0 suffering from T2-driven disease through selective blockade of IL-4Rα. 2000 study in healthy volunteers and multiple ascending dose study in mild Aims and objective: To characterise the effect of AZD1402 on IL-4Rα 1000 Dupilumab 0.8 1.5 0.8 1.1 asthmatics. pStat6 CD3MFI of Tcell 0 signalling in human whole blood (WB) and establish a method to evaluate -12 -11 -10 -9 -8 -7 the functional impact of systemic exposure to AZD1402 following inhaled . IL-4 signals via IL-4Rα and results in phosphorylation of STAT6, log[M] downstream gene transcription and cytokine release of mediators such dosing. TARC Eotaxin-3 MDC as Eotaxin-3, TARC, and MDC (Fig. 1). 200 200 Methods: WB from healthy subjects was stimulated with IL-4 in the 200 . Assessing AZD1402 functional effects in whole blood with robust 150 150 presence or absence of AZD1402. Phosphorylation of signaling 100 100 assays allows us to determine systemic target engagement and 100 components and released soluble biomarkers were quantified using FACS 50 50 % in h ib itio n % inhibiton % in h ib itio n 0 and multiplex ELISA, respectively. potentially to help dissect local from systemic effects of the inhaled 0 0 0 -1 0 -9 -8 -7 drug. -5 0 0 -1 0 -9 -8 -7 -1 2 0 -1 0 -9 -8 -7 Results: Stimulation of human WB with IL-4 resulted in increased levels log [M] log [M] log [M] of phosphorylated STAT6 (pSTAT6) and in the release of eotaxin-3, Figure 1: TARC, and MDC. AZD1402, when added to WB samples (n=12), inhibited IL-4R is the common receptor subunit for signalling of IL-4 and IL-13 Figure 2: In vitro addition of AZD1402 reduces the levels of pSTAT6 and the levels of Eotaxin-3, TARC and MDC after IL-4 stimulation: pSTAT6 in a concentration-dependent manner and with similar potency to ⍺ α IL-4 Inhibition of pSTAT6 (upper left), Eotaxin-3, TARC and MDC (lower panels) and table with the IC50 the anti-IL-4Rα monoclonal antibody dupilumab (IC50 values1.3 and 0.8 IL-13 4R values of AZD1402 (●) and Dupilumab (●) in the assays depicted (upper right). nM, respectively). Inhibition of the release of the soluble cytokines 24h 37οC eotaxin-3, TARC, and MDC by AZD1402, at equivalent potencies to sIL - 1 Cytokine dupilumab, was observed (IC50 values of 2.1 nM, 1.3 nM, and 2.0 nM, 2 c α α γ α respectively). The low level of variation observed render this method Decoy α expression suitable to detect the presence of systemic (pharmacologically active) 4R 4R 13R IL - IL - levels of AZD1402 following inhaled dosing. IL - 2R TARC IL - 13R Conclusions: AZD1402, potently inhibits IL-4Rα signalling in human WB IL - IC50: 0.7 nM with IC50 values comparable to those of dupilumab. pSTAT6 responses in STAT6 Decoy WB are used in the NCT03384290 Phase I trial to assess systemic exposure. Figure 3: AZD1402 inhibits TARC release from Gene Transcription whole blood when stimulated in vitro with IL-4 using the TruCulture® System technology. Aim and objectives To characterise the effect of AZD1402 on IL-4Rα signalling in human whole blood and establish a method to evaluate the functional impact of Conclusions systemic exposure to AZD1402 following inhaled dosing. . AZD1402 inhibits IL-4 signaling in whole blood as assessed by Methods STAT6 phosphorylation as well as Eotaxin-3, TARC and MDC production induced by IL-4 stimulation. It had a similar potency to . Heparin treated whole blood was stimulated with 8 ng/ml IL-4 for dupilumab in these functional assays. 15 min with increasing concentrations of AZD1402 and pSTAT6 in the CD3+ T cell subpopulation was assessed. . Measurement of ex vivo IL-4-stimulated pSTAT6 responses in whole . Heparin treated whole blood was stimulated with 8 ng/ml IL-4 for blood as well as downstream cytokine release can be used to 24 h with increasing concentrations of AZD1402, followed by assess systemic target engagement following inhaled dosing of measurement of Eotaxin-3, TARC, and MDC using multiplex AZD1402. Furthermore, these assays will contribute to a more ELISA. complete understanding of the site of action of this drug. • AZD1402/PRS-060 is an Anticalin® protein engineered from human Results lipocalins developed by Pieris Pharmaceuticals. Its low molecular In vitro addition of AZD1402 during IL-4 stimulation results in: weight (16.9 kDa) makes it ideally suited for inhaled delivery. 1. Dose dependent inhibition of STAT6 phosphorylation with a similar References 1. Stat6 Regulation of In Vivo IL-4 Responses; Finkelman F. D., Morris S. C., Orekhova T., Mori M., potency to the IL-4Rα blocking monoclonal antibody, dupilumab (Fig. Donaldson D., Reiner S. L., Reilly N. L., Schopf L., Urban J. F. Jr.; J. Immunology; 2000. • The antibody-like binding of Anticalin proteins allows inhibition of a 2). 2. IL‐4 induces expression of TARC/CCL17 via two STAT6 binding sites; Wirnsberger G., Hebenstreit wide range of important biological targets not tractable with small 2. Dose dependent inhibition of the soluble biomarkers Eotaxin-3, TARC D., Posselt G., Horejs‐Hoeck J., Duschl A.; Eur J Immunol; 2006. molecule drugs and MDC with similar potency to dupilumab (Fig. 2). These assays are Acknowledgements being further developed using the TruCulture® System technology To the wider AZD1402 study team for their support in this work. (HotScreen and Myriad RBM) and can easily be applied in a clinical To HotScreen and Myriad RBM for supporting the TruCulture® System development. setting (Fig. 3)